UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 1, 2008
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

419 West Pike Street,	45334-0629
Jackson Center, Ohio	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On May 2, 2008, Thor Industries, Inc. (the “Company”) issued a press release announcing certain preliminary financial results and other information for the quarter and nine months ended April 30, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     In accordance with general instruction B.2 to Form 8-K, the information set forth in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Executive Officer
     On May 5, 2008, the Company issued a press release announcing that it has hired Christian G. Farman as its Senior Vice President and Chief Financial Officer.
     Prior to joining the Company, Mr. Farman, age 49, served as Chief Financial Officer of Deutsch, a leading manufacturer of electrical connectors, from May 2006 to May 2007. From December 2003 to December 2005, Mr. Farman served as Chief Financial Officer of Insituform Technologies, Inc., a NASDAQ listed infrastructure company, first as Vice President, from December 2003 to January 2005, and then as Senior Vice President, from January 2005 to December 2005. From February 2003 to April 2003, Mr. Farman served as Chief Operating Officer of the National Audubon Society. Prior to that, from 1989 to 2001, Mr. Farman was employed by Vivendi North America (previously Anjou International), a water treatment and environmental services company, which he joined as Controller and was ultimately promoted to Executive Vice President and Chief Financial Officer. Prior to Vivendi North America, he was employed as a senior audit manager at Price Waterhouse (now known as PricewaterhouseCoopers LLP), where he worked from 1979 to 1989. Mr. Farman is a Certified Public Accountant and holds a BBA in accounting from the University of Massachusetts at Amherst.
     Walter L. Bennett, the Company’s current Executive Vice President and Chief Financial Officer, continues with the Company as Executive Vice President and Chief Administrative Officer.
     A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Compensatory Arrangements with Mr. Farman
     The Company entered into a letter of employment with Mr. Farman in connection with his appointment as Senior Vice President and Chief Financial Officer (the “Offer Letter”). A copy of the Offer Letter is attached hereto as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The following summary of the Offer Letter does not purport to be complete and is subject to and qualified in its entirety by reference to the attached agreement.
     The material terms of the Offer Letter are as follows:
•	Mr. Farman’s annual base salary will be $500,000.

•	Mr. Farman will be eligible for an annual bonus of up to $300,000 for fiscal 2009 based on Mr. Farman’s performance and the performance of the Company.

•	The Company has agreed to grant Mr. Farman options to purchase 100,000 shares of the Company’s common stock pursuant to the Company’s 2006 Equity Incentive Plan. The stock options will vest over a three year period in one-third increments on the first, second and third anniversaries of the date of grant. The stock options were priced on May 5, 2008, the date Mr. Farman commenced employment with the Company.

•	The Company has agreed to reimburse Mr. Farman for (i) reasonable temporary living expenses in the Elkhart, Indiana area for up to six months from the date Mr. Farman commences employment with the Company and (ii) reasonable moving expenses.

•	The Company has agreed to pay Mr. Farman severance equal to nine months of Mr. Farman’s base salary in the event Mr. Farman is terminated for reasons other than cause (as such term is defined in the Company’s 2006 Equity Incentive Plan).
     Mr. Farman will also participate in the compensation and benefit programs generally available to the Company’s executive officers.
     In addition to the Offer Letter, on May 5, 2008, the Company and Mr. Farman entered into the Company’s standard form indemnification agreement for executive officers and directors of the Company (the “Indemnification Agreement”). These agreements generally obligate the Company to indemnify executive officers and directors for liability incurred by them as a result of their services as directors or officers, subject to limited exceptions. The following executive officers and directors are party to Indemnification Agreements: Wade F. B. Thompson, Peter B. Orthwein, Walter L. Bennett, Neil D. Chrisman, H. Coleman Davis, III, Alan Siegel, Jan H. Suwinski, William C. Tomson and Geoffrey Thompson. A copy of the form of Indemnification Agreement for executive officers and directors is attached hereto as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference. The foregoing summary of the Indemnification Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the attached agreement.

Award Agreements Under 2006 Equity Incentive Plan
     On May 1, 2008, the Compensation Committee of the Board of Directors of the Company approved forms of the following equity grant documents to be used for grants of stock options and restricted stock under the Company’s 2006 Equity Incentive Plan: (i) Stock Option Agreement; (ii) Restricted Stock Award Certificate and Restricted Stock Award Agreement – for grants to directors; and (iii) Restricted Stock Award Certificate and Restricted Stock Award Agreement – for grants to employees and consultants (collectively, the “Award Agreements”). Copies of the forms of Award Agreements are attached hereto as Exhibits 10.3, 10.4 and 10.5 to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Offer Letter, dated May 2, 2008

10.2	Form of Indemnification Agreement

10.3	Form of Stock Option Agreement

10.4	Form of Restricted Stock Award Certificate and Restricted Stock Award Agreement – for grants to directors

10.5	Form of Restricted Stock Award Certificate and Restricted Stock Award Agreement – for grants to employees and consultants

99.1	Copy of press release, dated May 2, 2008, issued by the Company

99.2	Copy of press release, dated May 5, 2008, issued by the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: May 6, 2008	By:	/s/ Walter L. Bennett
Name: Walter L. Bennett
Title: Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Offer Letter, dated May 2, 2008

10.2	Form of Indemnification Agreement

10.3	Form of Stock Option Agreement

10.4	Form of Restricted Stock Award Certificate and Restricted Stock Award Agreement – for grants to directors

10.5	Form of Restricted Stock Award Certificate and Restricted Stock Award Agreement – for grants to employees and consultants

99.1	Copy of press release, dated May 2, 2008, issued by the Company

99.2	Copy of press release, dated May 5, 2008, issued by the Company